UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2023

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida (Address of principal executive offices)	34240 (Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	INVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 13, 2023, shareholders of the INVO Bioscience, Inc. (the “Company”) approved an increase to the number of authorized shares of the Company’s common stock from 6,250,000 shares to 50,000,000 shares as set forth below. On October 13, 2023, the Company filed a Certificate of Amendment (the “Amendment”) to its Articles of Incorporation to increase its authorized shares of common stock from 6,250,000 shares to 50,000,000 shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 13, 2023, the Company held a special meeting of shareholders (the “Special Meeting”) for the purpose of holding a shareholder vote on Proposals 1 and 2 set forth below. The total number of shares entitled to vote at the Special Meeting was 2,467,256 and there were present at the Meeting, in person or by proxy, 1,557,601 shares, which constituted a quorum for the Special Meeting.

The final results for each of the matters submitted to a vote of shareholders at the Special Meeting, as set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 1, 2023, as amended, are as follows:

Proposal 1. At the Special Meeting, the shareholders approved an increase to the number of authorized shares of the Company’s common stock from 6,250,000 shares to 50,000,000 shares (the “Authorized Share Increase”). The result of the votes to approve the Authorized Share Increase was as follows:

For	against	abstain	Broker Non-Votes
1,364,769	186,556	6,276	n/a

Proposal 2: At the Special Meeting, the shareholders failed to approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the reduction of the exercise price for the March 2023 private placement warrants from $12.60 per share to $2.85 per share (the “Warrant Exercise Price Reduction”). The result of the votes that failed to approve the Warrant Exercise Price Reduction was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
462,694	484,695	8,318	601,894

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO BIOSCIENCE, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated: October 16, 2023